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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2003
         ------------------------------------------------ --------------



                                  POPULAR, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




COMMONWEALTH OF PUERTO RICO                            NO. 0-13818               NO. 66-0416582
---------------------------------------------          -----------               -------------
(State or other jurisdiction of incorporation)         (Commission                (IRS Employer
                                                       File Number)            Identification No.)
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         209 MUNOZ RIVERA AVENUE
         ATO REY, PUERTO RICO                           00918
         --------------------------------------         -----
       (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (787) 765-9800




           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99(a) Quarterly Report to Shareholders for the quarter ended
         March 31, 2003

Item 9. Regulation FD Disclosure (This item includes information required under Item 12 and furnished under Item 9.)

         The Corporation's quarterly report, together with a financial presentation that contains additional quarterly information will be available at Popular, Inc.'s web page www.popularinc.com. The presentation includes additional information about non-banking subsidiaries, asset quality ratios and the largest commercial credit relations.

         The information included below is required by "Item 12. Disclosure of Results of Operations and Financial Condition" and is furnished under this Item
9 in accordance with SEC Release No. 33-8216.

         On April 30, 2003, the Corporation mailed and released its Quarterly
Report to Shareholders including the unaudited operational results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99(a), shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              POPULAR, INC.
                                              (Registrant)






Date:  April 30, 2003                         By:  S/Amilcar L. Jordan
                                                   ---------------------------
                                              Name:  Amilcar L. Jordan
                                              Title: Senior Vice President
                                                     and Comptroller









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                                  EXHIBIT INDEX



Exhibit Number     Description
--------------     -----------

99(a)              Quarterly Report to Shareholders for the quarter ended
                   March 31, 2003.